UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2024

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

568 East Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% Notes due 2025	SCCC	NYSE American LLC
6.00% Notes due 2026	SCCD	NYSE American LLC
6.00% Notes due 2027	SCCE	NYSE American LLC
7.125% Notes due 2027	SCCF	NYSE American LLC
8.00% Notes due 2027	SCCG	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.	Submission of Matters to Vote of Security Holders.

On October 1, 2024, Sachem Capital Corp. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders:

•	Elected five incumbent directors to serve until the Company’s next annual meeting of shareholders or until their respective successors have been duly elected and qualified (“Election of Directors”);

•	Approved, on an advisory basis, the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the 2024 fiscal year (“Advisory approval of Auditors”);

•	Approved the non-binding advisory resolution relating to executive compensation (“Say-on-Pay”); and

•	Approved, on an advisory basis, the holding of an advisory vote on executive compensation every “1 Year” (“Say-on-Frequency”).

The specific votes were as follows:

1.	Election of Directors:

	VOTES
	For	WITHHELD	BROKER NON-VOTE
John L. Villano	13,923,290	1,144,533	15,624,964
Leslie Bernhard	13,812,369	1,255,454	15,624,964
Arthur L. Goldberg	13,721,929	1,345,894	15,624,964
Brian A. Prinz	13,210,115	1,857,708	15,624,964
Jeffery C. Walraven	13,797,123	1,270,700	15,624,964

2.	Advisory approval of Auditors:

VOTES
FOR	AGAINST	ABSTAIN
29,286,189	1,008,016	398,582

3.	Say-on-Pay:

VOTES
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
12,015,785	2,490,753	561,280	15,624,969

4.	Say-on-Frequency:

VOTES (1)
1 YEAR	2 YEARS	3 YEARS	ABSTAIN
7,617,950	1,070,150	5,540,885	838,826

(1)	Broker Non-Vote: 15,624,976

In response to the voting results on the Say-on Frequency, the Company’s Board of Directors (the “Board”) determined at a meeting held on October 1, 2024, that the Company will hold a Say-on-Pay vote every year. The Company will continue to hold a Say-on-Pay vote every year until the Board decides to hold the next Say-on-Frequency vote, which shall be no later than the Company’s Annual Meeting of Shareholders in 2030.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: October 2, 2024	By:	/s/ John L. Villano
John L. Villano, CPA
Chief Executive Officer

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